UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2016

Item 1. Reports to Stockholders.

Annual Report	5/31/2016

Oppenheimer Global High Yield Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	J.P. Morgan Global High Yield Index
1-Year	-2.22%	-6.86%	-1.31%
Since Inception (11/8/13)	1.07	-0.83	2.47

Performance data quoted represents past performance, which does not guarantee future results.   The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -2.22% during the reporting period. In comparison, the J.P. Morgan Global High Yield Index (the “Index”) returned -1.31%. Negative returns in the High Yield market were driven by continued weakness in commodity prices. However, the Fund performed positively over the second half of the reporting period. Over the final six months of the reporting period, the Fund’s Class A shares (without sales charge) returned 2.99%, versus the Index’s return of 4.72% during that same timeframe.

MARKET OVERVIEW

Continued volatility in oil, weak economic data in some emerging markets, and mixed data in much of the developed world helped contribute to a volatile close to 2015. Ironically, the strong November U.S. payrolls report and subsequent high expectations of a Federal Reserve (“Fed”) hike brought out sellers as equity markets approached their early summer highs. The Fed finally hiked interest rates 0.25% in December.

Markets began 2016 with price declines in almost every risk asset globally. Much of the volatility was driven by the twin fears of slowing global growth and the aggressive interest rate hike path indicated by the Fed in its December 2015 communication. March saw a relief rally, however, as communication from the Fed turned more accommodative in light of this weak start to the year. Oil prices

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER GLOBAL HIGH YIELD FUND

also began to stabilize and commodities started to pick up, but continued to experience volatility through the close of the reporting period.

Market fears during this reporting period did not translate into a recession globally, however, and economic growth remained slow and steady.

FUND REVIEW

During the reporting period, the Fund’s largest allocation was to U.S. high yield bonds. This area detracted from performance for the overall one-year period, due largely to the performance of the industrials and financials sectors.

Early in the reporting period, we had an overweight to industrials relative to the Index that was supported by the overall macroeconomic outlook for domestic manufacturing at the time. However, the sector slowed and weak readings from key economic indicators emerged. Among those indicators, in November 2015, the Institute of Supply Management reported the first slowdown in the manufacturing sector in 36 months. As a result of weakness in the sector, we reduced our position. For the one-year reporting period, the largest detractor in the sector was our investment in a provider of maintenance, repair and overhaul (“MRO”) services for aircraft engines and industrial gas turbines. Other detractors included a provider of helicopter transportation and MRO services and a manufacturer of plastic products primarily used in the automotive industry.

Within the financial sector, the Fund’s underperformance during the reporting period stemmed from security selection. Our exposure to financial institutions that trade and invest in high-yield debt detracted from performance as that market segment saw increased volatility and lower asset valuations in the fourth quarter of 2015 and first quarter of 2016. We reduced our position in this area. However, valuations of these securities recovered somewhat later in the reporting period, and our reduced position prevented earlier losses from being fully recouped. Further detracting from performance was an investment in a payday lender that has seen regulatory challenges in all three of its key markets and a mortgage servicer that experienced volatile results due to interest rate gyrations.

Positive contributors to performance in the U.S. high yield bond portion of the Fund included an underweight position and credit selection in the energy sector and our positioning in the paper & packaging sector. Relative to the Index, we maintained an underweight position in energy because of sustained volatility in commodity prices. In paper & packaging, we favored packaging

4      OPPENHEIMER GLOBAL HIGH YIELD FUND

over paper companies. We took a large underweight to paper companies versus the Index due to the ongoing secular decline in various segments such as coated paper, uncoated paper, and newsprint. This underweight benefited, as the top five worst performers for the fiscal year were led by paper companies. We were overweight versus the Index in the more defensive packaging segment, which proved beneficial as uncertain global economic conditions remained a theme throughout the year.

Our emerging market corporate bond sleeve produced a positive absolute return and outperformed the overall return of the J.P. Morgan Global High Index. Our investments in countries with positive macro trends, such as Argentina and Mexico, continued to contribute positively to the sleeve’s performance. We also benefited from our positioning in defensive sectors such as cable & satellite and paper & packaging as well as our overweight positioning in Russia versus the Index. A number of our Russian holdings performed well, in particular in the metal & mining sector, as local producers benefited significantly from a weak local currency. Performance detractors included Colombia, where one of our investments in a producer of natural gas and crude oil was negatively impacted by the volatility in oil prices.

Returns were also negatively impacted by underweight positions versus the Index in China, Philippines and Hong Kong.

STRATEGY & OUTLOOK

In the current market environment, we have a higher-quality bias at period end. The Fund’s largest allocation at period end is to BB-rated bonds, followed by B-rated bonds.

We continue to have our largest allocation to the U.S. high yield sleeve, where we have our most significant overweight positions versus the Index in telecommunications and transportation. The Fund’s overweight in the telecommunications sector grew during the reporting period due to our view that investment in communications infrastructure will remain strong. The growing consumption of data and video content on all platforms requires significant amounts of capital to be deployed in fiber optic cable, and upgrades to existing wireline communication networks. These capital expenditures are generally not speculative and are driven by demand from specific customers, although additional customers can be added to the infrastructure at little or no additional cost. Increasing demand for data and video has also driven the value of wireless spectrum higher, improving the asset value of companies with rights to spectrum.

5      OPPENHEIMER GLOBAL HIGH YIELD FUND

In the transportation sector, the Fund had its largest overweight positions versus the Index within the airlines, trucking and shipping areas. The overweight position was offset slightly by an underweight position versus the Index in rail, where the Fund had no exposure. We remain optimistic on the airlines space as it continues to perform well and is benefiting from low fuel prices. In addition, aircraft leasing issuers are benefiting from the strong performance of airline operators and our outlook on the sector remains positive. The Fund’s overweight position versus the Index in trucking was expressed through our position in a hauler of fuel from refineries to retail locations. Given the low fuel price environment, we believe the outlook for this issuer is favorable. The shippers owned in the Fund include a carrier of crude and a carrier of liquefied petroleum gas (LPG). Although they detracted from performance during the reporting period, we maintained our positions in both and continue to believe they offer value.

The Fund’s U.S. high yield sleeve maintained an underweight position in the energy and metals & mining sectors versus the Index at period end. We expect continuous volatility for the majority of commodity prices for the remainder of 2016. We continue to have concerns around the slowdown of economic activity in China and what it could mean for metals demand. Despite these concerns, management teams appear to be focused on building liquidity: balance sheet repair, reduced capital expenditures and the shedding of underperforming/noncore assets. In addition, our underweight position in energy increased as a result of credit rating downgrades this reporting period: numerous energy companies were downgraded from investment grade to high yield, increasing the number of energy holdings in the Index. As a result, while outlook is still very cautious, we intend to narrow our increased underweight versus the Index by adding higher-quality, more stable credits in the near term.

Among emerging market corporate high yield bonds, we continue to favor export-oriented companies in countries where currency corrections have reduced their local costs significantly, including Brazilian pulp and paper and Russian metals and mining. We also have sizeable exposure in a quasi-sovereign energy company in Brazil, which we believe has positive trading catalysts and offers attractive yields. We offset this with underweights in financials in both Russia and Brazil, as we think current trading levels do not fully price-in the still ongoing deterioration in banks’ asset quality. Generally speaking, emerging market corporate bonds had very impressive returns year-to-date. We think prudence is warranted in the current market environment and hence hold a fair number of defensive and higher quality names

6      OPPENHEIMER GLOBAL HIGH YIELD FUND

in the portfolio. If market volatility ensues, our emerging market corporate portfolio is positioned so that we could become less defensive and take advantages of potential market opportunities.

Michael A. Mata	Chris Kelly, CFA
Portfolio Manager	Portfolio Manager

Ruta Ziverte Portfolio Manager

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Top Holdings and Allocations

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	91.3%
Investment Company
Oppenheimer Institutional Money Market Fund	7.6
Corporate Loans	0.5
U.S. Government Obligations	0.5
Common Stocks	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2016, and are based on the total market value of investments.

TOP TEN GEOGRAPHICAL HOLDINGS
United States	77.7%
Brazil	2.9
Russia	2.9
Canada	2.7
Netherlands	1.6
Argentina	1.2
Luxembourg	1.1
Ireland	1.1
Mexico	1.0
India	0.8

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2016, and are based on total market value of investments.

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REGIONAL ALLOCATION
U.S./Canada	80.4%
Latin America	7.8
Europe	6.5
Emerging Europe	2.9
Asia	1.7
Middle East/Africa	0.7

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2016, and are based on total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	8.1%
BBB	7.0
BB	47.7
B	32.0
CCC	4.0
C	0.1
Unrated	1.1
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of May 31, 2016, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/16

	Inception Date	1-Year	Since Inception
Class A (OGYAX)	11/8/13	-2.22%	1.07%
Class C (OGYCX)	11/8/13	-3.00	0.36
Class I (OGYIX)	11/8/13	-1.87	1.42
Class R (OGYNX)	11/8/13	-2.46	0.83
Class Y (OGYYX)	11/8/13	-1.92	1.37

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/16

	Inception Date	1-Year	Since Inception
Class A (OGYAX)	11/8/13	-6.86%	-0.83%
Class C (OGYCX)	11/8/13	-3.93	0.36
Class I (OGYIX)	11/8/13	-1.87	1.42
Class R (OGYNX)	11/8/13	-2.46	0.83
Class Y (OGYYX)	11/8/13	-1.92	1.37

STANDARDIZED YIELDS

For the 30 Days Ended 5/31/16
Class A	4.46%
Class C	3.99
Class I	5.04
Class R	4.44
Class Y	4.99

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 5/31/16 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class C, Class R, Class I and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

10      OPPENHEIMER GLOBAL HIGH YIELD FUND

The Fund’s performance is compared to the performance of the J.P. Morgan Global High Yield Index. The J.P. Morgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11      OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During 6 Months Ended May 31, 2016
Class A	$1,000.00	$1,029.90	$6.41
Class C	1,000.00	1,026.40	9.98
Class I	1,000.00	1,031.70	4.63
Class R	1,000.00	1,028.70	7.69
Class Y	1,000.00	1,031.50	4.94

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.70	6.38
Class C	1,000.00	1,015.20	9.92
Class I	1,000.00	1,020.45	4.61
Class R	1,000.00	1,017.45	7.64
Class Y	1,000.00	1,020.15	4.91

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.26%
Class C	1.96
Class I	0.91
Class R	1.51
Class Y	0.97

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS May 31, 2016

	Principal Amount	Value

U.S. Government Obligation—0.5%

United States Treasury Nts., 1.625%, 5/15/26 (Cost $294,222)	$300,000	$294,070

Corporate Loans—0.5%

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	46,179	44,428

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[1]	54,450	50,774

Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[1]	64,837	65,023

Prime Security Services Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/2/22[1]	85,000	86,023

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[1,2]	155,000	34,875

Total Corporate Loans (Cost $392,143)		281,123

Corporate Bonds and Notes—91.4%

Consumer Discretionary—18.3%

Auto Components—2.2%

Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[3,4]	110,000	109,862

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[3]	125,000	110,281

Goodyear Tire & Rubber Co. (The):
5.00% Sr. Unsec. Nts., 5/31/26	60,000	60,825
5.125% Sr. Unsec. Nts., 11/15/23	140,000	143,850
7.00% Sr. Unsec. Nts., 5/15/22	130,000	139,913

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	250,000	230,625

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23	210,000	216,825

MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22	245,000	243,775

		1,255,956

Automobiles—0.4%

General Motors Co., 5% Sr. Unsec. Nts., 4/1/35	175,000	171,402

ZF North America Capital, Inc., 4.50% Sr. Unsec. Nts., 4/29/22[3]	65,000	65,601

		237,003

Distributors—0.3%

LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	144,000	142,200

Hotels, Restaurants & Leisure—3.9%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[3]	145,000	150,619

Aramark Services, Inc., 4.75% Sr. Unsec. Nts., 6/1/26[3]	65,000	64,837

Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26[3]	75,000	77,625
6.875% Sr. Unsec. Nts., 5/15/23	70,000	73,745

Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	65,000	62,562

14      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22	$45,000	$41,287

Carlson Wagonlit BV, 6.875% Sr. Sec. Nts., 6/15/19[3]	140,000	145,260

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	105,000	108,675

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[3]	150,000	157,875

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	120,000	124,386

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[3]	195,000	199,387

Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21	50,000	52,438

Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	205,000	215,506

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[3]	90,000	88,668

MGM Growth Properties Operating Partnership LP/MGP Escrow Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24[3]	110,000	116,050

MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	105,000	109,988
6.625% Sr. Unsec. Nts., 12/15/21	45,000	48,769
6.75% Sr. Unsec. Nts., 10/1/20	90,000	98,370

NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[3]	50,000	51,250

Penn National Gaming, Inc., 5.875% Sr. Unsec. Nts., 11/1/21	45,000	46,463

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[3]	50,000	46,750

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[3]	130,000	116,350

		2,196,860

Household Durables—2.3%

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
4.625% Sr. Sec. Nts., 5/15/23[3]	70,000	70,000
7.25% Sr. Unsec. Nts., 5/15/24[3]	110,000	112,200

Beazer Homes USA, Inc., 6.625% Sec. Nts., 4/15/18	85,000	86,829

KB Home:
7.00% Sr. Unsec. Nts., 12/15/21	45,000	45,675
7.625% Sr. Unsec. Nts., 5/15/23	100,000	102,000

Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	220,000	219,450

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	105,000	114,450

Newell Brands, Inc., 5% Sr. Unsec. Nts., 11/15/23[3]	20,000	20,875

PulteGroup, Inc.:
4.25% Sr. Unsec. Nts., 3/1/21	40,000	41,050
5.50% Sr. Unsec. Nts., 3/1/26	65,000	66,585
6.00% Sr. Unsec. Nts., 2/15/35	10,000	9,900

Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[3]	20,000	20,700

Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% Sr. Unsec. Nts., 4/15/21[3]	150,000	151,125
5.875% Sr. Unsec. Nts., 4/15/23[3]	90,000	91,125

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	115,000	115,287

		1,267,251

Media—6.5%

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[3]	210,000	214,462

15      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Media (Continued)

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[3]	$170,000	$169,150

AMC Entertainment, Inc., 5.75% Sr. Sub. Nts., 6/15/25	70,000	69,825

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 2/15/26[3]	90,000	92,475

Charter Communications Operating LLC/Charter Communications Operating Capital:
4.908% Sr. Sec. Nts., 7/23/25[3]	115,000	123,079
6.484% Sr. Sec. Nts., 10/23/45[3]	95,000	109,977

Clear Channel Worldwide Holdings, Inc., Series B, 6.50% Sr. Unsec. Nts., 11/15/22	75,000	75,656

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[3]	205,000	215,660

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 11/15/24	260,000	241,962

DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[3]	105,000	111,563

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	40,000	42,308

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	115,000	120,750

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	75,000	59,156

LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	105,000	109,856

MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[3]	45,000	43,763

Mediacom LLC/Mediacom Capital Corp., 7.25% Sr. Unsec. Nts., 2/15/22	115,000	122,044

Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[3]	70,000	70,525
6.875% Sr. Unsec. Nts., 11/15/20	140,000	146,650

Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[3]	340,000	339,745

Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[3]	75,000	77,531
6.125% Sr. Unsec. Nts., 10/1/22	215,000	226,825

Sirius XM Radio, Inc.:
5.375% Sr. Unsec. Nts., 7/15/26[3]	95,000	94,763
6.00% Sr. Unsec. Nts., 7/15/24[3]	20,000	21,000

TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[3]	70,000	72,538

Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	50,000	50,750

Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[3]	20,000	20,250
5.125% Sr. Sec. Nts., 2/15/25[3]	80,000	79,600
8.50% Sr. Unsec. Nts., 5/15/21[3]	30,000	31,463

UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	198,000	209,138

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	112,500	119,109

Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[3]	65,000	65,650

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[3]	120,000	118,650

		3,665,873

Multiline Retail—0.4%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[3]	215,000	228,169

Specialty Retail—1.5%

CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	65,000	65,325

GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[3]	125,000	122,031

16      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Specialty Retail (Continued)

L Brands, Inc.:
6.625% Sr. Unsec. Nts., 4/1/21	$195,000	$218,156
6.875% Sr. Unsec. Nts., 11/1/35	125,000	132,500

Sally Holdings LLC/Sally Capital, Inc.:
5.625% Sr. Unsec. Nts., 12/1/25	90,000	94,613
5.75% Sr. Unsec. Nts., 6/1/22	70,000	73,150

Toys R US Property Co. II LLC, 8.50% Sr. Sec. Nts., 12/1/17	115,000	112,125

		817,900

Textiles, Apparel & Luxury Goods—0.8%

Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[3]	40,000	40,200
4.875% Sr. Unsec. Nts., 5/15/26[3]	45,000	45,281

Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25	110,000	110,688
6.875% Sr. Unsec. Nts., 5/1/22	25,000	26,802

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	90,000	92,025

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	130,000	132,275

		447,271

Consumer Staples—4.2%

Beverages—0.3%

Constellation Brands, Inc.:
4.25% Sr. Unsec. Nts., 5/1/23	100,000	103,500
4.75% Sr. Unsec. Nts., 11/15/24	75,000	79,219

		182,719

Food & Staples Retailing—0.9%

Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./ Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[3]	65,000	66,950

Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	45,000	45,900

New Albertsons, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	65,000	63,050

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	32,899

Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[3]	110,000	116,737

SUPERVALU, Inc., 6.75% Sr. Unsec. Nts., 6/1/21	65,000	56,062

US Foods, Inc., 8.50% Sr. Unsec. Nts., 6/30/19	90,000	92,588

		474,186

Food Products—2.4%

Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[3]	140,000	146,300

JBS USA LLC/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[3]	100,000	96,000

Land O’ Lakes, Inc., 6% Sr. Unsec. Nts., 11/15/22[3]	55,000	58,300

Marfrig Holdings Europe BV, 8% Sr. Unsec. Nts., 6/8/23[3,4]	200,000	201,000

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[3]	250,000	253,750

Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[3]	115,000	116,510

Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[3]	95,000	100,462
7.375% Sr. Unsec. Nts., 2/15/22	145,000	153,700

TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[3]	85,000	89,888

17      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Food Products (Continued)

WhiteWave Foods Co., 5.375% Sr. Unsec. Nts., 10/1/22	$115,000	$123,481

		1,339,391

Household Products—0.2%

Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24	25,000	26,250
6.375% Sr. Unsec. Nts., 11/15/20	80,000	84,100

		110,350

Personal Products—0.2%

Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	10,000	10,488

Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	110,000	110,550

		121,038

Tobacco—0.2%

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	100,000	104,750

Energy—11.3%

Energy Equipment & Services—0.5%

Eletson Holdings, Inc., 9.625% Sr. Sec. Nts., 1/15/22[3]	260,000	205,400

Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[3]	50,000	49,000

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	45,000	27,563

		281,963

Oil, Gas & Consumable Fuels—10.8%

Anadarko Petroleum Corp., 5.55% Sr. Unsec. Nts., 3/15/26	65,000	69,413

Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	195,000	195,000

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	60,000	48,300

Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[3]	50,000	45,250

California Resources Corp., 8% Sec. Nts., 12/15/22[3]	107,000	77,976

Carrizo Oil & Gas, Inc., 7.50% Sr. Unsec. Nts., 9/15/20	150,000	151,125

Cheniere Corpus Christi Holdings LLC, 7% Sr. Sec. Nts., 6/30/24[3]	90,000	92,362

Chesapeake Energy Corp., 8% Sec. Nts., 12/15/22[3]	87,000	70,144

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	100,000	100,500

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	90,000	73,800

Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	135,000	128,250

DCP Midstream LLC:
4.75% Sr. Unsec. Nts., 9/30/21[3]	30,000	27,825
5.35% Sr. Unsec. Nts., 3/15/20[3]	55,000	53,078

Encana Corp., 3.90% Sr. Unsec. Nts., 11/15/21	70,000	62,475

Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24	250,000	230,625

EnLink Midstream Partners LP, 4.40% Sr. Unsec. Nts., 4/1/24	137,000	119,822

EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% Sr. Unsec. Nts., 6/15/23	65,000	33,475
7.75% Sr. Unsec. Nts., 9/1/22	90,000	47,925
9.375% Sr. Unsec. Nts., 5/1/20	10,000	6,525

18      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[3]	$100,000	$102,750

Gazprom OAO Via Gaz Capital SA, 7.288% Sr. Unsec. Nts., 8/16/37[3]	265,000	297,197

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	115,000	107,525

Halcon Resources Corp., 12% Sec. Nts., 2/15/22[3]	17,000	15,852

Laredo Petroleum, Inc., 6.25% Sr. Unsec. Nts., 3/15/23	130,000	123,825

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[5]	175,000	169,750

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	100,000	79,250

MPLX LP:
4.875% Sr. Unsec. Nts., 12/1/24[3]	115,000	108,844
4.875% Sr. Unsec. Nts., 6/1/25[3]	60,000	56,854

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[3]	245,000	203,350

Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	95,000	95,000

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	105,000	95,287

ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23	140,000	144,907

Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[2,3]	300,000	47,250

Petrobras Argentina SA, 5.875% Sr. Unsec. Nts., 5/15/17[3]	200,000	202,100

Petrobras Global Finance BV:
3.00% Sr. Unsec. Nts., 1/15/19	105,000	96,758
4.875% Sr. Unsec. Nts., 3/17/20	100,000	90,570
5.625% Sr. Unsec. Nts., 5/20/43	100,000	67,000
8.375% Sr. Unsec. Nts., 5/23/21	200,000	198,440
8.75% Sr. Unsec. Nts., 5/23/26	200,000	190,300

QEP Resources, Inc., 5.25% Sr. Unsec. Nts., 5/1/23	100,000	92,500

Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	110,000	103,813
5.00% Sr. Sub. Nts., 3/15/23	100,000	93,500

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22	175,000	173,250

Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 3/1/25	220,000	220,825
5.75% Sr. Sec. Nts., 5/15/24	25,000	25,250

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	45,000	32,625
7.75% Sr. Unsec. Nts., 6/15/21	50,000	38,500

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	80,000	73,217

Southwestern Energy Co., 4.05% Sr. Unsec. Nts., 1/23/20	105,000	94,500

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	55,000	45,375

Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19	70,000	68,600
5.00% Sr. Unsec. Nts., 1/15/18	80,000	82,000

Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20	39,000	40,365
6.25% Sr. Unsec. Nts., 10/15/22	160,000	166,000

19      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	$125,000	$106,563

Williams Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22	65,000	63,750

WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	40,000	35,000
6.00% Sr. Unsec. Nts., 1/15/22	65,000	58,825

YPF SA, 8.50% Sr. Unsec. Nts., 3/23/21[3]	205,000	215,250

Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[3]	100,000	82,505

		6,038,892

Financials—13.9%

Capital Markets—2.4%

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	105,000	51,844

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[3]	125,000	116,875

First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[3]	150,000	150,468
5.75% Sec. Nts., 1/15/24[3]	70,000	70,262
7.00% Sr. Unsec. Nts., 12/1/23[3]	190,000	193,325

KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[3]	205,000	186,037

MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[3,4]	45,000	46,350

Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[3]	45,000	45,675

Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[3]	45,000	47,138

Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[3]	180,000	188,100

Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[3]	55,000	52,731

Springleaf Finance Corp.:
5.25% Sr. Unsec. Nts., 12/15/19	155,000	148,606
8.25% Sr. Unsec. Nts., 12/15/20	45,000	46,913

		1,344,324

Commercial Banks—4.6%

Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[3]	200,000	206,000

Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[3]	235,000	251,450

BankAmerica Capital III, 1.198% Jr. Sub. Nts., 1/15/27[1]	35,000	28,044

CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22	230,000	236,038

Citigroup, Inc., 6.25% Jr. Sub. Perpetual Bonds[1,6]	500,000	516,875

Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec. Nts., 5/15/20[3]	110,000	102,850

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[3]	215,000	201,294

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]	205,000	210,087

Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[1,6]	205,000	223,799

OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[3]	275,000	277,750

Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,3]	225,000	217,550

Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,3]	100,000	99,355

		2,571,092

20      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Consumer Finance—1.6%

Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[3]	$110,000	$81,950

Ally Financial, Inc.:
4.25% Sr. Unsec. Nts., 4/15/21	65,000	65,325
4.625% Sr. Unsec. Nts., 5/19/22	115,000	116,869
5.125% Sr. Unsec. Nts., 9/30/24	150,000	155,250
5.75% Sub. Nts., 11/20/25	100,000	101,625

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18	30,000	30,600

Navient Corp., 5.875% Sr. Unsec. Nts., 10/25/24	315,000	270,112

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[3]	130,000	100,750

		922,481

Insurance—0.5%

CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20	115,000	119,025

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[3]	140,000	136,850

		255,875

Real Estate Investment Trusts (REITs)—3.1%

Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23	370,000	350,575

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21	70,000	71,225

Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22	75,000	77,625
5.875% Sr. Unsec. Nts., 1/15/26	90,000	94,050

FelCor Lodging LP, 5.625% Sr. Sec. Nts., 3/1/23	140,000	143,500

GLP Capital LP/GLP Financing II, Inc., 4.875% Sr. Unsec. Nts., 11/1/20	125,000	131,406

Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[3]	90,000	89,100

Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[3]	50,000	52,875

iStar, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	110,000	106,838

Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26[3]	55,000	58,025

MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24	65,000	69,875

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	210,000	219,187

VEREIT Operating Partnership LP, 4.125% Sr. Unsec. Nts., 6/1/21[4]	300,000	303,750

		1,768,031

Real Estate Management & Development—0.9%

Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[3]	165,000	168,300

Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 1/10/23[3]	150,000	157,359

Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.875% Sr. Unsec. Nts., 6/1/23[3,4]	110,000	109,313

21      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Real Estate Management & Development (Continued)

Realogy Group LLC/Realogy Co.-Issuer Corp.: (Continued)
5.25% Sr. Unsec. Nts., 12/1/21[3]	$50,000	$52,000

		486,972

Thrifts & Mortgage Finance—0.8%

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[3]	115,000	108,675

Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[3]	115,000	109,538

Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20	180,000	184,050

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21	70,000	40,600

		442,863

Health Care—7.3%

Health Care Equipment & Supplies—0.6%

DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[3]	70,000	63,175

Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[3]	45,000	46,237

Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[3]	135,000	141,750

Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[3]	45,000	46,058

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	45,000	45,113

		342,333

Health Care Providers & Services—5.1%

Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	150,000	153,187
6.50% Sr. Unsec. Nts., 3/1/24[3]	20,000	20,806

Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22	35,000	35,656

Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	140,000	144,550
5.625% Sr. Unsec. Nts., 2/15/21[3]	20,000	20,850
6.125% Sr. Unsec. Nts., 2/15/24[3]	20,000	21,113

CHS/Community Health Systems, Inc.:
5.125% Sr. Sec. Nts., 8/1/21	300,000	301,125
7.125% Sr. Unsec. Nts., 7/15/20	285,000	265,762

DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	60,000	59,625
5.125% Sr. Unsec. Nts., 7/15/24	30,000	30,461
5.75% Sr. Unsec. Nts., 8/15/22	145,000	152,431

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[3]	55,000	55,481

ExamWorks Group, Inc., 5.625% Sr. Unsec. Nts., 4/15/23	60,000	64,575

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	75,000	54,750

Fresenius US Finance II, Inc., 4.50% Sr. Unsec. Nts., 1/15/23[3]	150,000	155,250

HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	160,000	162,600
7.50% Sr. Unsec. Nts., 2/15/22	135,000	153,394

HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	135,000	137,531

22      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Health Care Providers & Services (Continued)

IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	$70,000	$67,550

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	55,000	49,706

LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	100,000	104,250

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	95,000	91,913

Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	265,000	250,094
8.125% Sr. Unsec. Nts., 4/1/22	190,000	192,138

Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[3]	85,000	86,700

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	40,000	37,550

		2,869,048

Life Sciences Tools & Services—0.2%

Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[3]	88,000	89,540

Pharmaceuticals—1.4%

Concordia Healthcare Corp., 7% Sr. Unsec. Nts., 4/15/23[3]	85,000	79,369

DPx Holdings BV, 7.50% Sr. Unsec. Nts., 2/1/22[3]	45,000	46,294

Endo Finance LLC/Endo Finco, Inc., 5.875% Sr. Unsec. Nts., 1/15/23[3]	45,000	39,037

Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[3]	70,000	61,629
6.00% Sr. Unsec. Nts., 2/1/25[3]	110,000	95,975

Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[3]	20,000	19,500
5.50% Sr. Unsec. Nts., 4/15/25[3]	60,000	54,450
5.75% Sr. Unsec. Nts., 8/1/22[3]	85,000	80,750

Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[3]	30,000	31,725

Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[3]	45,000	39,937
5.50% Sr. Unsec. Nts., 3/1/23[3]	120,000	100,200
5.875% Sr. Unsec. Nts., 5/15/23[3]	45,000	38,053
7.25% Sr. Unsec. Nts., 7/15/22[3]	115,000	101,258

		788,177

Industrials—12.0%

Aerospace & Defense—1.6%

Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21	210,000	222,075

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[3]	125,000	106,250

DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[3]	65,000	59,962

LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	110,000	112,750

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	125,000	132,344

TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26[3,4]	110,000	110,275

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	145,000	133,400

		877,056

Air Freight & Couriers—0.4%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[3]	125,000	114,063

23      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Air Freight & Couriers (Continued)

XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[3]	$90,000	$94,050

		208,113

Airlines—0.6%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[3]	200,000	209,250

American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[3]	30,000	29,212
5.50% Sr. Unsec. Nts., 10/1/19[3]	115,000	116,366

		354,828

Building Products—1.7%

CPG Merger Sub LLC, 8% Sr. Unsec. Nts., 10/1/21[3]	95,000	90,250

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[3]	230,000	228,275

Masco Corp., 4.45% Sr. Unsec. Nts., 4/1/25	115,000	119,887

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	135,000	141,413

Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[3]	125,000	128,437

USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[3]	210,000	223,913

		932,175

Commercial Services & Supplies—2.4%

ACCO Brands Corp., 6.75% Sr. Unsec. Nts., 4/30/20	45,000	47,756

ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	215,000	227,631

Advanced Disposal Services, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	210,000	217,350

Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[3]	30,000	24,750

Clean Harbors, Inc.:
5.125% Sr. Unsec. Nts., 6/1/21[3]	110,000	111,650
5.25% Sr. Unsec. Unsub. Nts., 8/1/20	200,000	204,750

Garda World Security Corp., 7.25% Sr. Unsec. Nts., 11/15/21[3]	200,000	163,500

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	125,000	103,125

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	110,000	114,538

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[3]	120,000	109,050

		1,324,100

Electrical Equipment—0.4%

EnerSys, 5% Sr. Unsec. Nts., 4/30/23[3]	145,000	144,819

Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[3]	105,000	110,381

		255,200

Machinery—1.9%

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[3]	177,000	178,770

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	135,000	133,987

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	85,000	86,275

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	245,000	214,987

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	205,000	146,104

Terex Corp.:
6.00% Sr. Unsec. Nts., 5/15/21	125,000	124,219
6.50% Sr. Unsec. Nts., 4/1/20	110,000	110,000

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	95,000	90,250

		1,084,592

24      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Professional Services—0.5%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	$145,000	$153,519

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[3]	155,000	159,069

		312,588

Road & Rail—0.4%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[3]	100,000	88,125

GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[3]	45,000	48,150

Herc Spinoff Escrow Issuer LLC/Herc Spinoff Escrow Issuer Corp.:
7.50% Sec. Nts., 6/1/22[3,4]	70,000	70,525
7.75% Sec. Nts., 6/1/24[3,4]	40,000	40,200

		247,000

Trading Companies & Distributors—1.7%

Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	25,000	25,625

American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[3]	25,000	26,062

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	155,000	152,675
6.75% Sr. Unsec. Nts., 12/15/20	75,000	76,125

HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[3]	75,000	79,219
5.75% Sr. Unsec. Nts., 4/15/24[3]	45,000	46,912
7.50% Sr. Unsec. Nts., 7/15/20[3]	140,000	148,050

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[3]	145,000	100,050

Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[3]	80,000	85,400

United Rentals North America, Inc.:
4.625% Sr. Sec. Nts., 7/15/23	110,000	109,588
5.875% Sr. Unsec. Nts., 9/15/26	115,000	113,850

		963,556

Transportation Infrastructure—0.4%

Global Ports Finance plc, 6.872% Unsec. Nts., 1/25/22[3]	200,000	202,000

Information Technology—5.7%

Communications Equipment—1.4%

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	160,000	116,800

Blue Coat Holdings, Inc., 8.375% Sr. Unsec. Nts., 6/1/23[3]	85,000	91,693

CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[3]	50,000	51,125

Infor US, Inc.:
5.75% Sr. Sec. Nts., 8/15/20[3]	20,000	21,023
6.50% Sr. Unsec. Nts., 5/15/22	90,000	83,025

Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[3]	40,000	39,900

Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[3]	70,000	72,275

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	290,000	299,425

		775,266

Electronic Equipment, Instruments, & Components—1.0%

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[3]	145,000	147,175

CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	35,000	35,262

25      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Electronic Equipment, Instruments, & Components (Continued)

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22	$350,000	$374,938

		557,375

Internet Software & Services—0.3%

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	150,000	158,250

IT Services—1.0%

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[3]	160,000	149,600

Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[3]	120,000	123,150

WEX, Inc., 4.75% Sr. Unsec. Nts., 2/1/23[3]	310,000	286,750

		559,500

Semiconductors & Semiconductor Equipment—1.1%

Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[3]	130,000	138,216

Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[3]	185,000	157,713
5.50% Sr. Unsec. Nts., 2/1/25	35,000	29,487
5.875% Sr. Unsec. Nts., 2/15/22	20,000	18,300
7.50% Sr. Sec. Nts., 9/15/23[3]	25,000	26,313

NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[3]	230,000	231,727

		601,756

Software—0.1%

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[3]	60,000	44,400

Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[3]	50,000	47,875

		92,275

Technology Hardware, Storage & Peripherals—0.8%

Denali International LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[3]	110,000	115,940

Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[3,4]	40,000	40,560
6.02% Sr. Sec. Nts., 6/15/26[3,4]	115,000	116,253

NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	45,000	46,198

Western Digital Corp., 7.375% Sr. Sec. Nts., 4/1/23[3]	115,000	120,175

		439,126

Materials—9.6%

Chemicals—2.0%

Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23[3]	80,000	92,800

Chemours Co.:
6.625% Sr. Unsec. Nts., 5/15/23	65,000	58,662
7.00% Sr. Unsec. Nts., 5/15/25	50,000	44,188

Chemtura Corp., 5.75% Sr. Unsec. Nts., 7/15/21	65,000	66,138

Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20	50,000	42,625

Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22	70,000	70,875

INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[3]	200,000	203,125

NOVA Chemicals Corp.:
5.00% Sr. Unsec. Nts., 5/1/25[3]	85,000	84,150
5.25% Sr. Unsec. Nts., 8/1/23[3]	40,000	40,250

PQ Corp., 6.75% Sr. Sec. Nts., 11/15/22[3]	225,000	235,125

Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[3]	120,000	84,600

26      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Chemicals (Continued)

Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20	$125,000	$96,875

		1,119,413

Construction Materials—1.1%

Cemex SAB de CV:
5.70% Sr. Sec. Nts., 1/11/25[3]	200,000	189,500
7.75% Sr. Sec. Nts., 4/16/26[3]	145,000	152,794

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[3]	220,000	221,760

US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24[3,4]	65,000	65,162

		629,216

Containers & Packaging—2.2%

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[3]	90,000	89,100
6.75% Sr. Unsec. Nts., 1/31/21[3]	95,000	96,187

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[3]	16,765	16,471

Berry Plastics Corp.:
5.125% Sec. Nts., 7/15/23	115,000	116,150
5.50% Sec. Nts., 5/15/22	70,000	72,100

BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[3]	70,000	67,725

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[3]	130,000	128,050

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	85,000	86,063

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[3]	45,000	45,900

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20	215,000	222,256
8.25% Sr. Unsec. Nts., 2/15/21	55,000	57,231
9.875% Sr. Unsec. Nts., 8/15/19	35,000	36,400

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[3]	55,000	56,444
5.125% Sr. Unsec. Nts., 12/1/24[3]	55,000	56,788
6.50% Sr. Unsec. Nts., 12/1/20[3]	80,000	91,600

		1,238,465

Metals & Mining—3.8%

ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	90,000	85,275

Alcoa, Inc.:
5.125% Sr. Unsec. Nts., 10/1/24	140,000	135,757
5.72% Sr. Unsec. Nts., 2/23/19	45,000	48,431

Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20	86,000	75,680

AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22	100,000	97,645

ArcelorMittal:
6.125% Sr. Unsec. Nts., 6/1/25	40,000	39,200
6.50% Sr. Unsec. Nts., 3/1/21	95,000	98,800

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[3]	55,000	43,175

Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[3]	200,000	200,088

27      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Metals & Mining (Continued)

Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.125% Sr. Unsec. Nts., 6/15/19	$50,000	$49,500

Freeport-McMoRan, Inc., 2.30% Sr. Unsec. Nts., 11/14/17	45,000	44,100

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[3]	60,000	61,237

Joseph T Ryerson & Son, Inc., 11% Sr. Sec. Nts., 5/15/22[3]	25,000	25,750

JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19	110,000	97,473

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[3]	155,000	158,220

MMC Norilsk Nickel OJSC via MMC Finance Ltd., 6.625% Sr. Unsec. Nts., 10/14/22[3]	200,000	217,900

Nord Gold NV, 6.375% Sr. Unsec. Nts., 5/7/18[3]	245,000	254,507

Novelis, Inc.:
8.375% Sr. Unsec. Nts., 12/15/17	93,000	95,209
8.75% Sr. Unsec. Nts., 12/15/20	85,000	88,612

Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21	125,000	128,047

Teck Resources Ltd.:
8.00% Sr. Unsec. Nts., 6/1/21[3,4]	20,000	20,450
8.50% Sr. Unsec. Nts., 6/1/24[3,4]	20,000	20,550

United States Steel Corp., 8.375% Sr. Sec. Nts., 7/1/21[3]	45,000	46,575

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[3]	15,000	13,838

		2,146,019

Paper & Forest Products—0.5%

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[3]	250,000	260,000

Telecommunication Services—5.4%

Diversified Telecommunication Services—4.0%

CenturyLink, Inc.:
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	100,000	102,000
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	110,000	109,106
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[3]	215,000	219,678

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[3]	100,000	94,625
8.50% Sub. Perpetual Bonds[1,3,6]	60,000	53,700

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[3]	300,000	289,875

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	215,000	192,425
10.50% Sr. Unsec. Nts., 9/15/22[3]	115,000	120,031

Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	60,000	42,150

Level 3 Financing, Inc.:
5.375% Sr. Unsec. Nts., 8/15/22	305,000	310,719
5.625% Sr. Unsec. Nts., 2/1/23	100,000	102,500

T-Mobile USA, Inc.:
6.00% Sr. Unsec. Nts., 4/15/24	90,000	94,014
6.25% Sr. Unsec. Nts., 4/1/21	100,000	105,125
6.625% Sr. Unsec. Nts., 4/1/23	145,000	154,244

Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	60,000	46,463
7.75% Sr. Unsec. Nts., 10/15/20	65,000	61,100

28      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

Windstream Services LLC: (Continued)
7.75% Sr. Unsec. Nts., 10/1/21	$65,000	$57,037

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23	115,000	118,738

		2,273,530

Wireless Telecommunication Services—1.4%

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[3]	200,000	155,260

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[3]	250,000	232,187

Sprint Communications, Inc., 7% Sr. Unsec. Nts., 3/1/20[3]	110,000	114,069

Sprint Corp.:
7.25% Sr. Unsec. Nts., 9/15/21	125,000	101,719
7.875% Sr. Unsec. Nts., 9/15/23	220,000	173,800

		777,035

Utilities—3.7%

Electric Utilities—0.5%

Telesat Canada/Telesat LLC, 6% Sr. Unsec. Nts., 5/15/17[3]	300,000	300,750

Gas Utilities—0.2%

AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	70,000	72,712

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	50,000	47,500

		120,212

Independent Power and Renewable Electricity Producers—2.9%

AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[3]	100,000	101,125

AES Corp.:
5.50% Sr. Unsec. Nts., 3/15/24	195,000	197,864
6.00% Sr. Unsec. Nts., 5/15/26	20,000	20,300
7.375% Sr. Unsec. Nts., 7/1/21	85,000	97,325

Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[3]	100,000	100,500
5.375% Sr. Unsec. Nts., 1/15/23	140,000	137,506
7.875% Sr. Sec. Nts., 1/15/23[3]	97,000	103,669

Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23	110,000	97,350
6.75% Sr. Unsec. Nts., 11/1/19	135,000	136,012

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[2,3]	79,343	91,542

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	60,000	47,550

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	53,586	50,438

NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22	175,000	172,758
6.625% Sr. Unsec. Nts., 3/15/23	145,000	144,637
7.25% Sr. Unsec. Nts., 5/15/26[3]	25,000	25,000

NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24	125,000	120,938

		1,644,514

29      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Multi-Utilities—0.1%

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[3]	$55,000	$39,188

Total Corporate Bonds and Notes (Cost $52,354,223)		51,285,606

	Shares

Common Stock—0.1%

Nortek, Inc.[7] (Cost $111,463)	1,400	68,978

Investment Company—7.6%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[8,9] (Cost $4,257,128)	4,257,128	4,257,128

Total Investments, at Value (Cost $57,409,179)	100.1%	56,186,905

Net Other Assets (Liabilities)	(0.1)	(46,001)

Net Assets	100.0%	$56,140,904

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,819,676 or 44.21% of the Fund’s net assets at period end.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

5. Restricted security. The aggregate value of restricted securities at period end was $169,750, which represents 0.30% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14-3/11/15	$180,879	$169,750	$11,129

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7. Non-income producing security.

8. Rate shown is the 7-day yield at period end.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 29, 2015[a]	Gross Additions	Gross Reductions	Shares May 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	—	25,243,188	20,986,060	4,257,128

30      OPPENHEIMER GLOBAL HIGH YIELD FUND

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$ 4,257,128	$ 10,009

a. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United States	$43,648,988	77.7%
Brazil	1,659,817	2.9
Russia	1,650,212	2.9
Canada	1,528,320	2.7
Netherlands	897,978	1.6
Argentina	668,800	1.2
Luxembourg	606,521	1.1
Ireland	596,287	1.1
Mexico	570,569	1.0
India	481,448	0.8
China	469,827	0.8
Colombia	427,763	0.8
United Kingdom	382,837	0.7
France	339,745	0.6
Chile	319,944	0.6
Peru	221,760	0.4
Germany	220,851	0.4
Barbados	215,660	0.4
Greece	205,400	0.4
Jersey, Channel Islands	199,388	0.3
Belgium	169,750	0.3
Israel	169,150	0.3
Jamaica	155,260	0.3
Dominican Republic	101,125	0.2
Turkey	99,355	0.2
South Africa	97,645	0.2
Kazakhstan	82,505	0.1

Total	$56,186,905	100.0%

Forward Currency Exchange Contracts as of May 31, 2016
Counter -party	Settlement Month(s)	Currency Purchased (000’s)	Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	06/2016	USD 218	EUR 190	$6,355	$—
HSBC	06/2016	EUR 190	USD 213	—	1,826

Total Unrealized Appreciation and Depreciation				$6,355	$1,826

31      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Centrally Cleared Credit Default Swaps at May 31, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
CDX.HY.25	Buy	5.000%	12/20/20	USD	495	$1,111	$(22,364)

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
HSBC	HSBC Bank USA NA

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro

Definitions
CDX.HY.25	Markit CDX High Yield Index

See accompanying Notes to Consolidated Financial Statements.

32      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES May 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $53,152,051)	$51,929,777
Affiliated companies (cost $4,257,128)	4,257,128

56,186,905

Cash	449,535

Cash used for collateral on futures	42,000

Cash used for collateral on centrally cleared swaps	42,082

Unrealized appreciation on forward currency exchange contracts	6,355

Receivables and other assets:
Interest, dividends and principal paydowns	764,800
Investments sold on a when-issued or delayed delivery basis	113,258
Shares of beneficial interest sold	34,241
Other	9,964

Total assets	57,649,140

Liabilities
Unrealized depreciation on forward currency exchange contracts	1,826

Centrally cleared swaps, at value (premiums received $1,111)	22,364

Payables and other liabilities:
Investments purchased (including $1,176,543 purchased on a when-issued or delayed delivery basis)	1,241,543
Dividends	68,656
Legal, auditing and other professional fees	64,677
Shares of beneficial interest redeemed	57,537
Trustees’ compensation	19,610
Distribution and service plan fees	6,987
Shareholder communications	6,021
Other	19,015

Total liabilities	1,508,236

Net Assets	$56,140,904

Composition of Net Assets
Par value of shares of beneficial interest	$6,192

Additional paid-in capital	61,024,406

Accumulated net investment loss	(35,232)

Accumulated net realized loss on investments and foreign currency transactions	(3,615,465)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,238,997)

Net Assets	$56,140,904

33      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $28,286,019 and 3,119,168 shares of beneficial interest outstanding)	$9.07

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.52

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,457,906 and 491,873 shares of beneficial interest outstanding)	$9.06

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $22,185,793 and 2,447,154 shares of beneficial interest outstanding)	$9.07

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $554,213 and 61,108 shares of beneficial interest outstanding)	$9.07

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $656,973 and 72,440 shares of beneficial interest outstanding)	$9.07

See accompanying Notes to Consolidated Financial Statements.

34      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended May 31, 2016

Investment Income
Interest	$3,280,363

Dividends	10,009

Total investment income	3,290,372

Expenses
Management fees	402,170

Distribution and service plan fees:
Class A	20,506
Class C	40,791
Class R	2,207

Transfer and shareholder servicing agent fees:
Class A	62,364
Class C	8,980
Class I	5,993
Class R	982
Class Y	1,560

Shareholder communications:
Class A	11,364
Class C	5,777
Class I	16
Class R	1,866
Class Y	642

Legal, auditing and other professional fees	153,543

Custodian fees and expenses	58,367

Trustees’ compensation	26,077

Borrowing fees	766

Other	18,116

Total expenses	822,087
Less reduction to custodian expenses	(480)
Less waivers and reimbursements of expenses	(200,508)

Net expenses	621,099

Net Investment Income	2,669,273

35      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$(2,548,757)
Closing and expiration of futures contracts	25,579
Foreign currency transactions	(4,499)
Swap contracts	30,632

Net realized loss	(2,497,045)

Net change in unrealized appreciation/depreciation on:
Investments	(1,355,673)
Translation of assets and liabilities denominated in foreign currencies	4,913
Swap contracts	(21,253)

Net change in unrealized appreciation/depreciation	(1,372,013)

Net Decrease in Net Assets Resulting from Operations	$(1,199,785)

See accompanying Notes to Consolidated Financial Statements.

36      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 29, 2015[1]

Operations
Net investment income	$2,669,273	$2,080,800

Net realized loss	(2,497,045)	(1,087,919)

Net change in unrealized appreciation/depreciation	(1,372,013)	(605,641)

Net increase (decrease) in net assets resulting from operations	(1,199,785)	387,240

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,410,621)	(1,540,850)
Class C	(175,323)	(112,159)
Class I	(1,071,553)	(379,423)
Class R2	(21,159)	(10,968)
Class Y	(37,276)	(37,964)

	(2,715,932)	(2,081,364)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,463,803)	1,573,146
Class C	897,609	2,409,154
Class I	8,189,842	15,256,867
Class R2	205,747	273,871
Class Y	(404,431)	569,953

	7,424,964	20,082,991

Net Assets
Total increase	3,509,247	18,388,867

Beginning of period	52,631,657	34,242,790

End of period (including accumulated net investment income (loss) of $(35,232) and $6,001, respectively)	$56,140,904	$52,631,657

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

37      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.44	0.49	0.26
Net realized and unrealized gain (loss)	(0.67)	(0.50)	0.25

Total from investment operations	(0.23)	(0.01)	0.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.45)	(0.49)	(0.26)

Net asset value, end of period	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	(2.22)%	(0.07)%	5.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,286	$31,973	$31,950

Average net assets (in thousands)	$28,307	$31,185	$27,035

Ratios to average net assets:[5]
Net investment income	4.90%	4.94%	4.64%
Expenses excluding specific expenses listed below	1.56%	1.40%	1.49%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%

Total expenses	1.56%[7]	1.40%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.15%	1.15%

Portfolio turnover rate	54%	67%	103%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2016	1.57%

See accompanying Notes to Consolidated Financial Statements.

38      OPPENHEIMER GLOBAL HIGH YIELD FUND

Class C	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.38	0.42	0.24
Net realized and unrealized gain (loss)	(0.68)	(0.50)	0.24

Total from investment operations	(0.30)	(0.08)	0.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.42)	(0.23)

Net asset value, end of period	$9.06	$9.75	$10.25

Total Return, at Net Asset Value[4]	(3.00)%	(0.76)%	4.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,458	$3,876	$1,576

Average net assets (in thousands)	$4,083	$2,632	$543

Ratios to average net assets:[5]
Net investment income	4.21%	4.24%	4.22%
Expenses excluding specific expenses listed below	2.59%	2.56%	3.42%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%

Total expenses	2.59%[7]	2.56%	3.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	1.85%	1.85%

Portfolio turnover rate	54%	67%	103%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2016	2.60%

See accompanying Notes to Consolidated Financial Statements.

39      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.47	0.49	0.28
Net realized and unrealized gain (loss)	(0.67)	(0.47)	0.25

Total from investment operations	(0.20)	0.02	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)	(0.52)	(0.28)

Net asset value, end of period	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	(1.87)%	0.28%	5.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,186	$15,272	$10

Average net assets (in thousands)	$20,034	$7,400	$10

Ratios to average net assets:[5]
Net investment income	5.26%	5.13%	4.89%
Expenses excluding specific expenses listed below	1.27%	1.07%	1.16%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%

Total expenses	1.27%[7]	1.07%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.80%	0.80%

Portfolio turnover rate	54%	67%	103%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2016	1.28%

See accompanying Notes to Consolidated Financial Statements.

40    OPPENHEIMER GLOBAL HIGH YIELD FUND

Class R	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.42	0.46	0.26
Net realized and unrealized gain (loss)	(0.67)	(0.50)	0.24

Total from investment operations	(0.25)	(0.04)	0.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.46)	(0.25)

Net asset value, end of period	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	(2.46)%	(0.31)%	5.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$554	$379	$116

Average net assets (in thousands)	$447	$234	$47

Ratios to average net assets:[5]
Net investment income	4.65%	4.68%	4.60%
Expenses excluding specific expenses listed below	2.37%	2.45%	1.86%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%

Total expenses	2.37%[7]	2.45%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.49%	1.39%	1.40%

Portfolio turnover rate	54%	67%	103%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2016	2.38%

See accompanying Notes to Consolidated Financial Statements.

41      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.47	0.52	0.29
Net realized and unrealized gain (loss)	(0.67)	(0.50)	0.24

Total from investment operations	(0.20)	0.02	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)	(0.52)	(0.28)

Net asset value, end of period	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	(1.92)%	0.23%	5.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$657	$1,132	$591

Average net assets (in thousands)	$707	$724	$219

Ratios to average net assets:[5]
Net investment income	5.18%	5.25%	5.20%
Expenses excluding specific expenses listed below	1.50%	1.50%	1.62%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%

Total expenses	1.50%[7]	1.50%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%	0.84%	0.84%

Portfolio turnover rate	54%	67%	103%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2016	1.51%

See accompanying Notes to Consolidated Financial Statements.

42      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS May 31, 2016

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. At period end, approximately 30.1% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted ine United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global High Yield Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The

43      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 1,000 shares with net assets of $53,274 in the Subsidiary.

Other financial information at period end:

Total market value of investments*	$—
Net assets	$53,274
Net income (loss)	$(46,726)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$—

* At period end, the Subsidiary only held cash.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

44      OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open

45      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$—	$3,615,130	$1,224,727

1. At period end, the Fund had $3,615,130 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$ 3,613,027

2. The Fund had $2,103 of post-October foreign currency losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

46      OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (Continued)

4. During the previous reporting period, the Fund utilized $21,353 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments

$25,269	$5,426	$19,843

The tax character of distributions paid during the reporting periods:

	Year Ended May 31, 2016	Year Ended May 31, 2015

Distributions paid from:
Ordinary income	$2,715,932	$2,081,364

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$57,411,632
Federal tax cost of other investments	(17,835)

Total federal tax cost	$57,393,797

Gross unrealized appreciation	$1,046,626
Gross unrealized depreciation	(2,271,353)

Net unrealized depreciation	$(1,224,727)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

47      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

48      OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee.

49      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net

50      OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (Continued)

asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Obligation	$—	$294,070	$—	$294,070
Corporate Loans	—	281,123	—	281,123
Corporate Bonds and Notes	—	51,285,606	—	51,285,606
Common Stock	68,978	—	—	68,978
Investment Company	4,257,128	—	—	4,257,128

Total Investments, at Value	4,326,106	51,860,799	—	56,186,905
Other Financial Instruments:
Forward currency exchange contracts	—	6,355	—	6,355

Total Assets	$4,326,106	$51,867,154	$—	$56,193,260

Liabilities Table
Other Financial Instruments:
Centrally cleared swaps, at value	$—	$(22,364)	$—	$(22,364)
Forward currency exchange contracts	—	(1,826)	—	(1,826)

Total Liabilities	$—	$(24,190)	$—	$(24,190)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could

51      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a

52      OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks (Continued)

when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$1,176,543
Sold securities	113,258

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$473,476
Market Value	$173,667
Market Value as % of Net Assets	0.31%

Shareholder Concentration. At period end, 2 shareholders each owned 20% or more of the Fund’s total outstanding shares comprising 56% of the Fund.

53      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

54      OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $8,855 and $37,837, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

55      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $55,437 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of

56      OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to

57      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the reporting period, the Fund had ending monthly average notional amounts of $115,000 and $329,615 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract. The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of

58      OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

$9,440 and $4,180 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of May 29, 2015	—	$ —
Swaptions written	10,000,000	30,000
Swaptions exercised	(10,000,000)	(30,000)

Swaptions outstanding as of May 31, 2016	—	$ —

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

59      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

60      OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$6,355	$–	$–	$–	$6,355

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

HSBC	$(1,826)	$–	$–	$–	$(1,826)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Interest rate contracts			Centrally cleared swaps, at value	$22,364
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$6,355	Unrealized depreciation on foreign currency exchange contracts	1,826

Total		$6,355		$24,190

61      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Credit contracts	$—	$—	$—	$30,632	$30,632
Equity contracts	—	12,396	—	—	12,396
Forward currency exchange contracts	—	—	1,428	—	1,428
Interest rate contracts	1,050	13,183	—	—	14,233

Total	$1,050	$25,579	$1,428	$30,632	$58,689

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$—	$(21,253)	$(21,253)
Forward currency exchange contracts	2,410	—	2,410

Total	$2,410	$(21,253)	$(18,843)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2016		Year Ended May 29, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	776,125	$7,058,898	684,359	$6,750,668
Dividends and/or distributions reinvested	44,673	403,951	29,250	288,784
Redeemed	(980,399)	(8,926,652)	(552,560)	(5,466,306)

Net increase (decrease)	(159,601)	$(1,463,803)	161,049	$1,573,146

Class C
Sold	375,695	$3,426,184	311,548	$3,070,976
Dividends and/or distributions reinvested	18,584	168,045	10,912	107,463
Redeemed	(300,032)	(2,696,620)	(78,630)	(769,285)

Net increase	94,247	$897,609	243,830	$2,409,154

62      OPPENHEIMER GLOBAL HIGH YIELD FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended May 31, 2016		Year Ended May 29, 2015[1]
	Shares	Amount	Shares	Amount

Class I
Sold	811,688	$7,532,465	1,526,067	$14,879,219
Dividends and/or distributions reinvested	118,829	1,071,068	39,126	378,897
Redeemed	(49,426)	(413,691)	(130)	(1,249)

Net increase	881,091	$8,189,842	1,565,063	$15,256,867

Class R2
Sold	37,607	$342,257	34,239	$338,161
Dividends and/or distributions reinvested	2,243	20,293	1,065	10,471
Redeemed	(17,569)	(156,803)	(7,754)	(74,761)

Net increase	22,281	$205,747	27,550	$273,871

Class Y
Sold	62,985	$564,390	130,256	$1,283,159
Dividends and/or distributions reinvested	3,978	36,342	3,784	37,446
Redeemed	(110,630)	(1,005,163)	(75,618)	(750,652)

Net increase (decrease)	(43,667)	$(404,431)	58,422	$569,953

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Consolidated Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Consolidated Note 1.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$31,114,881	$26,988,281
U.S. government and government agency obligations	294,223	—

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.75%
Next $500 million	0.70
Next $3 billion	0.65
Over $4 billion	0.60

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

63      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

64      OPPENHEIMER GLOBAL HIGH YIELD FUND

9. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

May 31, 2016	$21,270	$1,020	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) will not exceed 1.15% of average annual net assets for Class A shares, 1.85% for Class C shares, 0.80% for Class I shares, 1.40% for Class R shares and 0.85% for Class Y shares. During the reporting period,

65      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

the Manager reimbursed the Fund $87,120, $26,317, $75,867, $3,904 and $3,936 for Class A, Class C, Class I, Class R and Class Y shares, respectively.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $469.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,895 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet

66      OPPENHEIMER GLOBAL HIGH YIELD FUND

11. Pending Litigation (Continued)

be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

67      OPPENHEIMER GLOBAL HIGH YIELD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global High Yield Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global High Yield Fund and subsidiary, including the consolidated statement of investments, as of May 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the three-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global High Yield Fund and subsidiary as of May 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 25, 2016

68      OPPENHEIMER GLOBAL HIGH YIELD FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation.

In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $2,680,225 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

69      OPPENHEIMER GLOBAL HIGH YIELD FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

70      OPPENHEIMER GLOBAL HIGH YIELD FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Funds, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 2011) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2011) Year of Birth: 1942	Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUM Provident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2011) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2011) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002- 2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman

71      OPPENHEIMER GLOBAL HIGH YIELD FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Continued	(2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996- June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2011) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2011) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS

72      OPPENHEIMER GLOBAL HIGH YIELD FUND

F. William Marshall, Jr., Continued	Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, 16th Floor, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012);

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur P. Steinmetz, Continued	Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Mata, Kelly, Ms. Ziverte, and Mss. Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael Mata, Vice President (since 2015) Year of Birth: 1963	Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income (since July 2014). Portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income (August 2004-December 2013), managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Senior Vice President and Senior Risk Manager at Putnam Investments (March 2000-August 2004) and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers (September 1994-March 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Chris Kelly, Vice President (since 2015) Year of Birth: 1967	Vice President and Portfolio Manager of the Sub-Adviser since March 2015 and Co-Head of the Global Debt Team since March 2015. Prior to joining the Sub- Adviser, Mr. Kelly was at BlackRock Inc., where he was Deputy Head of Emerging Markets Fixed Income from June 2012 to January 2015. Mr. Kelly was also a portfolio manager and Deputy Chief Investment Officer of Emerging Markets at Fisher Francis Trees and Watts, a BNP Paribas Investment Partner, from February 2008 to April 2012. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Ruta Ziverte, Vice President (since 2016) Year of Birth: 1973	Senior Portfolio Manager for the Sub-Adviser’s Multi-Sector Fixed Income Team and a Vice President of the Sub-Adviser (since July 2015). Prior to joining the Sub-Adviser, she was Senior Vice President and high yield portfolio manager at GE Asset Management from June 2009 to June 2016. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 102 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 102 portfolios in the OppenheimerFunds complex.

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Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 102 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL HIGH YIELD FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

76      OPPENHEIMER GLOBAL HIGH YIELD FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

77      OPPENHEIMER GLOBAL HIGH YIELD FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

78      OPPENHEIMER GLOBAL HIGH YIELD FUND

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79      OPPENHEIMER GLOBAL HIGH YIELD FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800. CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1350.001.0516    July 25, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $62,500 in fiscal 2016 and $28,800 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $5,921 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $471,890 in fiscal 2016 and $1,061,442 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $525 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $371,191 in fiscal 2016 and $559,556 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $849,527 in fiscal 2016 and $1,620,998 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	7/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	7/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	7/13/2016